UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

_________________________

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HEALTHCARE AI ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF HEALTHCARE AI ACQUISITION CORP.

418 Broadway #6434

Albany NY 12207

Dear Healthcare AI Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Healthcare AI Acquisition Corp., a Cayman Islands exempted company (the “Company,” “HAIA,” “we,” “us” or “our”), which will be held on ____________________________ at 9:00 a.m., New York Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, NY 10154. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at [*].

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https://loeb.zoom.us/u/adv66rBl7u

Conference ID: 587 621 6464

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business HAIA will conduct at the Extraordinary General Meeting and provide information about HAIA that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

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Proposal No. 1 - Extension Proposal – To approve, as a special resolution, an amendment to HAIA’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time by special resolution of the Company, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination from May 14, 2025 until October 14, 2025, on a month-to-month basis (each month so extended, the “Extended Date”), by depositing into the trust account $[*] for each monthly extension. This proposal is referred to as the “Extension Proposal”;

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Proposal No. 2 - Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal or where the board of directors of the Company determine that it is otherwise necessary. The Adjournment Proposal may be presented as the first proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Our sponsor, Atticus Ale LLC (“Sponsor”) has indicated that if the Extension Proposal is approved, the Sponsor will contribute [$*] to extend the time to complete the Proposed Business Combination until October 14, 2025 on a month-to-month basis, each such payment as a loan to the Company (each loan being referred to herein as a “Contribution”) for each one-month extension, commencing on the 14th day of each month, (each month so extended, an “Extension”) until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve its initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

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The Company intends to deposit each contribution in the Trust Account within three business days of the beginning of the Extension which such Contribution relates to. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate an initial business combination for an additional Extension. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Articles. The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate the Proposed Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Articles in the event that the Extension Proposal is not approved.

Each of the Extension Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target business is a compelling opportunity for the Company’s initial business combination.

The purpose of the Extension Proposal, and, if necessary, the Adjournment Proposal, is to allow HAIA additional time to complete the Proposed Business Combination,

You are not being asked to vote on a Business Combination at this time.

The Articles of Association currently provides that the Company has until May 14, 2025 to consummate a business combination (the “Termination Date”). The only way to extend the Termination Date is by a special resolution of shareholders passed at an Extraordinary General Meeting held in accordance with the Articles of Association.

HAIA’s board of directors (the “Board”) has determined that it is in the best interests of HAIA to seek an extension of the Termination Date and have HAIA shareholders approve the Extension Proposal because HAIA will be required to dissolve if the Extension Proposal is not approved and the currently required extension payments are not made. HAIA intends to call an additional Extraordinary General Meeting of its shareholders to approve a business combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of HAIA and its shareholders that an extension of the Termination Date (the “Extension”) be obtained so that, HAIA will have an additional amount of time to consummate a Business Combination. Without the Extension, HAIA will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

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Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders of HAIA Class A ordinary shares (the “Class A Shares”), par value $0.0001 per share issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes, calculated as of two business days prior to the initially scheduled date of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On [*], 2025, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] million as of [*], 2025 (including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes), divided by the total number of then issued and outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Public Shares on OTC on [*], 2025 was $[*]. HAIA cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. HAIA believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if HAIA does not complete a Business Combination on or before the Termination Date.

On June 8, 2023, HAIA entered into a share purchase agreement in connection with the transfer from HAIA Acquisition, LLC, the initial sponsor (the “Initial Sponsor”) to Atticus Ale, LLC (the “Sponsor”) of 3,184,830 Founder Shares (the “Transfer”) which Transfer closed on June 12, 2023 (the “Sponsor Handover”), on which date an amendment to the Letter Agreement was approved to allow the transfer of Class B ordinary shares of HAIA, $0.0001 par value per share (“Founder Shares” or “Class B Shares”) to Class A Shares, on a one-for-one basis, by its Insiders, including the Sponsor, at any time prior to closing of business combination. On June 12, 2023, HAIA approved a special resolution to the Articles of Association to extend the time to consummate a business combination until June 14, 2024, on a month-to-month basis by depositing $50,000 into HAIA’s trust account for each one-month extension, up to twelve (12) times (the “New Extensions”). In addition, the Company entered into an agreement whereby at the time of the initial business combination, the Initial Sponsor will surrender for cancelation 11,124,960 Private Placement Warrants  (the “Private Placement Warrants”) purchased at the time of the IPO pursuant to a Private Placement Warrants  Purchase Agreement, dated December 9, 2021 (allowing the holder to acquire Class A Ordinary Shares of the Company, par value $0.0001 per share, referred to as the “Class A Shares”) in exchange for the Company issuing to the Initial Sponsor 500,000 Class A Shares.

Following the Sponsor Handover, 19,824,274 shares were redeemed by public shareholders for $10.54 per share. As a result, $208,992,255 was removed from HAIA’s trust account to pay such shareholders. In connection with the Sponsor Handover, Citigroup Global Markets Inc. and Jefferies LLC, waived their respective entitlement to the payment of any Deferred Discount (as such term is defined therein) to be paid under the terms of Section 2(c) and Section 5(bb) of the Underwriting Agreement dated December 9, 2021.

On June 29, 2023, HAIA issued an aggregate of 5,390,599 shares of its Class A Shares to the holders of HAIA’s Class B ordinary shares upon the conversion of an equal number of Class B Shares. The Class B Shareholders include Initial Sponsor, Sponsor, and four Initial Shareholders. The 5,390,599 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Business Combination as described in the prospectus for our initial public offering. Following the Conversion, there were one (1) Class B Share issued and outstanding.

On August 11, 2023, HAIA approved a special resolution to amend the Articles of Association to extend the time to consummate a business combination until December 14, 2024 with no further payments to the Trust Account.  In connection with the shareholders’ vote at the extraordinary meeting of Shareholders held by HAIA on August 11, 2023, 1,146,276 shares were tendered for redemption. As a result, approximately $12,302,385 (approximately $10.73 per share) was removed from HAIA’s Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of HAIA since that date. Following redemptions, the Company had 5,982,450 Class A Shares outstanding (including 591,851 Public Shares), and one Class B Share outstanding.

On November 26, 2024, at the HAIA General  Annual Meeting, HAIA shareholders approved a special resolution to amend the Articles of Association to extend the time to consummate a business combination from December 14, 2024 until May 14, 2025, on a month-to-month basis by depositing $0.03 per unredeemed share into the Trust Account.  In connection with the General Annual Meeting, 192,664 shares were tendered for redemption. As a result, approximately $2,235,721.75 (approximately $11.60 per share) was removed from HAIA’s Trust Account to pay such holders. Following redemptions, the Company has 5,789,786 HAIA Class A Shares outstanding (including 399,187 Public Shares), and one HAIA Class B Share outstanding.  As of __________, 2025 there is approximately $[*] remaining in HAIA’s Trust Account.

On December 10, 2024, HAIA received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), stating that HAIA did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities were subject to delisting. HAIA’s registration statement, filed in connection with HAIA’s IPO, became effective on December 09, 2021. Pursuant to IM-5101-2, HAIA must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Business Combination was not consummated  by December 09, 2024, HAIA did not comply with IM-5101-2, and its securities were suspended from trading on Nasdaq at the opening of business on December 17, 2024.

HAIA Class A ordinary shares, HAIA Units and HAIA Warrants are currently trading on OTC Markets Group, Inc. - Pink Open Market (“OTC”) under the symbols “HAIAF,” “HAIUF” and “HAIWF” respectively.

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The Proposed Business Combination

On August 15, 2024, the Company entered into a “Business Combination Agreement” with Leading Partners Limited (or “Holdco”), and Leading Group Limited (“Leading Group”), an independent insurance channel specialist in the People’s Republic of China.

In connection with the Business Combination  Agreement provides that, among other things and upon the terms and subject to the conditions thereof, Holdco has formed (a) Leadingway Ltd., a Cayman Islands exempted company with limited liability as a direct wholly-owned subsidiary of Holdco (“Merger Sub I”), and (b) HAIAway Ltd., a Cayman Islands exempted company as a direct wholly-owned subsidiary of Holdco (“Merger Sub II” which, together with Holdco and Merger Sub I whereby: (i) Merger Sub I will merge with and into the Company (the “Company Merger”), the separate existence of Merger Sub I will cease and the Company will be the surviving corporation of the Company Merger and a direct wholly-owned subsidiary of Holdco (the Company is hereinafter referred to for the periods from and after the Company Merger Effective Time (as defined below) as the “Surviving Corporation”), and (ii) following confirmation of the effective filing of the Company Merger but on the same day, Merger Sub II will merge with and into HAIA (the “SPAC Merger” and together with the Company Merger, the “Mergers”), the separate existence of Merger Sub II will cease and HAIA will be the surviving corporation of the SPAC Merger and a direct wholly-owned subsidiary of Holdco. Upon Leading Group Merger Effective Time, the holders of Leading Group Shares (as defined below) will receive Class A ordinary shares of Holdco, par value $0.0001 per share (“Holdco Class A Ordinary Shares”) in accordance with the Business Combination Agreement, the respective parties’ Governing Documents (as set forth in the Business Combination Agreement), and upon the HAIA Merger Effective Time (as defined below), the holders of HAIA Ordinary Shares (as defined below) will receive Holdco Class A Ordinary Shares.

Leading Group Merger will become effective (the “Leading Group Merger Effective Time”) at the time specified in the certificate of merger issued by the Cayman Islands Registrar of Companies after the plan of merger and other documents required under the Companies Act (As Revised) of the Cayman Islands (the "Cayman Companies Act") shall be filed to the Registrar of Companies of the Cayman Islands. The HAIA Merger will become effective (the “HAIA Merger Effective Time”) at the time specified in the certificate of merger issued by the Cayman Islands Registrar of Companies after the plan of merger and other documents required under the Cayman Companies Act shall be filed to the Registrar of Companies of the Cayman Islands.

Consideration and Structure

Under the Business Combination Agreement, at the HAIA Merger Effective Time, each HAIA Unit that is outstanding immediately prior to the HAIA Merger Effective Time (each “HAIA Unit” being comprised of one Class A ordinary share of HAIA, par value $0.0001 per share, referred to as the “HAIA Class A Shares,” and one half of a warrant, each whole warrant enabling the holder thereof to purchase one Class A Share at a price of $11.50 per share, such warrants being referred to as the “HAIA Public Warrants”)  shall be automatically detached and the holder thereof shall be deemed to hold one HAIA Class A Share and one-half of a HAIA Public Warrant.  The Class B ordinary share, par value $0.0001 per share (the “Class B Share”) of HAIA, shall automatically convert into one Class A share upon the consummation of the HAIA Merger (The Class B Share and the Class A Shares are together referred to as “HAIA Ordinary Shares”).

Each HAIA Ordinary Share that is issued and outstanding immediately prior to the HAIA Merger Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive one newly issued Holdco Class A Ordinary Share, and without any action on the part of any holder of a HAIA Public Warrant, every HAIA Public Warrant issued and outstanding immediately prior to the HAIA Merger Effective Time shall, pursuant to the Warrant Agreement and the Warrant Assignment Agreement (as such terms are defined in the Business Combination Agreement), automatically and irrevocably be modified to provide that such HAIA Public Warrant shall no longer entitle the holder thereof to purchase the number of HAIA Ordinary Shares set forth therein and in substitution thereof and rather that such HAIA Warrant shall entitle the holder thereof to acquire such equal number of Holdco Class A Ordinary Shares (each, an “Assumed Warrant”).  Each Assumed Warrant shall have and be subject to the terms and conditions set forth in the Warrant Assignment Agreement. In addition, the 11,124,960 Private Placement Warrants  purchased by the initial sponsor at the time of HAIA’s initial public offering, will be cancelled in exchange for 500,000 Holdco Class A Ordinary Shares.

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Leading Group equityholders that hold ordinary shares of Leading Group (the “Leading Group Shares”) will receive an aggregate of 43,000,000 Holdco Class A Ordinary Shares derived by dividing (a) the purchase price $430,000,000, by (b) $10.00 (the “Aggregate Merger Consideration”) in exchange for all of Leading Group’s “Fully-Diluted Leading Group Shares” which means the sum of the total number of outstanding Leading Group Shares as of immediately prior to Leading Group Merger Effective Time (the “Closing”).

Approval of the Extension Proposal is a condition to the implementation of the Extension.

The Company may enter into agreements with one or more shareholders pursuant to which such shareholders will agree not to redeem all or a portion of their public shares in connection with the Extension Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of its affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[*] per share, based on the amounts held in the Trust Account as of [*], 2025; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or any of its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the shareholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such public shares; and (v) the number of public shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

If the Extension Proposal is  not approved, HAIA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HAIA’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HAIA’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to HAIA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

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Subject to the foregoing, the approval of the Extension Proposal requires a special resolution under Cayman Islands law, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Class A Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Class B Shares”), which include the 5,390,599 Class A Shares  and one Class B Share held by the Sponsor and the initial investors (the “Initial Shareholders”) who purchased Class B Shares at the time of the IPO  (such shares referred to as the “Founder Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares.”

Approval of the Extension Proposal requires a special resolution under Cayman Islands law.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

The Board has fixed the close of business on April 7, 2025 (the “Record Date”) as the date for determining HAIA shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Public Shares and Founder Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

HAIA believes that given HAIA’s expenditure of time, effort and money on finding the Target for the Proposed  Business Combination, it is in the best interests of HAIA and its shareholders that HAIA obtain the Extension. HAIA believes the Proposed Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposal and the Adjournment Proposal are in the best interests of HAIA and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

HAIA’s directors and officers have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of HAIA Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, HAIA urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Healthcare AI Acquisition Corp.

/s/ Jiande Chen

Jiande Chen

Chairman of the Board

______, 2025

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Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the Public Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal or the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

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NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF HAIA ACQUISITION CORP.

TO BE HELD ON _______, 2025

To the Shareholders of Healthcare AI Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Healthcare AI Acquisition Corp., a Cayman Islands exempted company (the “Company,” “HAIA,” “we,” “us” or “our”), will be held in person at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, NY 10154. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at [*].

The Company will also be holding the General Meeting via teleconference using the following dial-in information:

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https://loeb.zoom.us/u/adv66rBl7u

Conference ID: 587 621 6464

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless HAIA determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated [*], 2025 and is first being mailed to shareholders on or about that date:

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Proposal No. 1 – Extension Proposal - To approve, as a special resolution, an amendment to HAIA’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time by special resolution of the Company, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination from May 14, 2025 to October 14, 2025, on a month-to-month basis (each month so extended, the “Extended Date”) by depositing into the trust account $[*] per month. This proposal is referred to as the “Extension Proposal”;

•

Proposal No. 2 - Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal, or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal or where the board of directors of the Company determines that it is otherwise necessary. The Adjournment Proposal may be presented as the first proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

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The purpose of the Extension Proposal, and, if necessary, the Adjournment Proposal, is to allow HAIA additional time to complete an initial business combination (a “business combination”).

Our sponsor, Atticus Ale LLC (“Sponsor”) has indicated that if the Extension Proposal is approved, the Sponsor will contribute $_________________ per month to extend the time to complete the Proposed Business Combination until October 14, 2025 on a month-to-month basis, each such payment as a loan to the Company (each loan being referred to herein as a “Contribution”) for each one-month extension period, commencing on the 14th day of each month (each an “Extension”), until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve its initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

The Company intends to deposit each contribution in the Trust Account within three business days of the beginning of the Extension which such Contribution relates to. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate an initial business combination for an additional Extension. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Articles. The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate the Proposed Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Articles in the event that the Extension Proposal is not approved.

You are not being asked to vote on a business combination at this time.

The Articles of Association currently provides that the Company has until May 14, 2025 to consummate a business combination (the “Termination Date”). The only way to extend the Termination Date is by a special resolution of shareholders passed at an Extraordinary General Meeting held in accordance with the Articles of Association. The Extension Proposal, if approved, would allow the Company to extend the Termination Date to October 14, 2025, on a monthly basis by depositing into the Trust Account, $[*] per month.

On June 8, 2023, HAIA entered into a share purchase agreement in connection with the transfer from HAIA Acquisition, LLC, the initial sponsor (the “Initial Sponsor”) to Atticus Ale, LLC (the “Sponsor”) of 3,184,830 Founder Shares (the “Transfer”) which Transfer closed on June 12, 2023 (the “Sponsor Handover”), on which date an amendment to the Letter Agreement was approved to allow the transfer of Class B ordinary shares of HAIA, $0.0001 par value per share (“Founder Shares” or “Class B Shares”) to Class A Shares, on a one-for-one basis, by its Insiders, including the Sponsor, at any time prior to closing of business combination. On June 12, 2023, HAIA approved a special resolution to the Articles of Association to extend the time to consummate a business combination until June 14, 2024, on a month-to-month basis by depositing $50,000 into HAIA’s trust account for each one-month extension, up to twelve (12) times (the “New Extensions”). In addition, the Company entered into an agreement whereby at the time of the initial business combination, the Initial Sponsor will surrender for cancelation 11,124,960 Private Placement Warrants  (the “Private Placement Warrants”) purchased at the time of the IPO pursuant to a Private Placement Warrants  Purchase Agreement, dated December 9, 2021 (allowing the holder to acquire Class A Ordinary Shares of the Company, par value $0.0001 per share, referred to as the “Class A Shares”) in exchange for the Company issuing to the Initial Sponsor 500,000 Class A Shares.

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Following the Sponsor Handover, 19,824,274 shares were redeemed by public shareholders for $10.54 per share. As a result, $208,992,255 was removed from HAIA’s trust account to pay such shareholders. In connection with the Sponsor Handover, Citigroup Global Markets Inc. and Jefferies LLC, waived their respective entitlement to the payment of any Deferred Discount (as such term is defined therein) to be paid under the terms of Section 2(c) and Section 5(bb) of the Underwriting Agreement dated December 9, 2021.

On June 29, 2023, HAIA issued an aggregate of 5,390,599 shares of its Class A Shares to the holders of HAIA’s Class B ordinary shares upon the conversion of an equal number of Class B Shares. The Class B Shareholders include Initial Sponsor, Sponsor, and four Initial Shareholders. The 5,390,599 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Business Combination as described in the prospectus for our initial public offering. Following the Conversion, there were one (1) Class B Share issued and outstanding.

On August 11, 2023, HAIA approved a special resolution to amend the Articles of Association to extend the time to consummate a business combination until December 14, 2024 with no further payments to the Trust Account.  In connection with the shareholders’ vote at the extraordinary meeting of Shareholders held by HAIA on August 11, 2023, 1,146,276 shares were tendered for redemption. As a result, approximately $12,302,385 (approximately $10.73 per share) was removed from HAIA’s Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of HAIA since that date. Following redemptions, the Company had 5,982,450 Class A Shares outstanding (including 591,851 Public Shares), and one Class B Share outstanding.

On November 26, 2024, at the HAIA General  Annual Meeting, HAIA shareholders approved a special resolution to amend the Articles of Association to extend the time to consummate a business combination from December 14, 2024 until May 14, 2025, on a month-to-month basis by depositing $0.03 per unredeemed share into the Trust Account.  In connection with the General Annual Meeting, 192,664 shares were tendered for redemption. As a result, approximately $2,235,721.75 (approximately $11.60 per share) was removed from HAIA’s Trust Account to pay such holders. Following redemptions, the Company has 5,789,786 HAIA Class A Shares outstanding (including 399,187 Public Shares), and one HAIA Class B Share outstanding.  As of __________, 2025 there is approximately $[*] remaining in HAIA’s Trust Account.

On December 10, 2024, HAIA received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), stating that HAIA did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities were subject to delisting. HAIA’s registration statement, filed in connection with HAIA’s IPO, became effective on December 09, 2021. Pursuant to IM-5101-2, HAIA must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Business Combination was not consummated  by December 09, 2024, HAIA did not comply with IM-5101-2, and its securities were suspended from trading on Nasdaq at the opening of business on December 17, 2024.

Approval of the Extension Proposal is a condition to the implementation of the Extension.

HAIA’s board of directors (the “Board”) has determined that it is in the best interests of HAIA to seek an extension of the Termination Date and have HAIA’s shareholders approve the Extension Proposal because HAIA will be required to dissolve if the Extension Proposal is not approved. HAIA intends to call an additional Extraordinary General Meeting of its shareholders to approve a business combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of HAIA and its shareholders that an extension of the Termination Date (the “Extension Date”) be obtained so that HAIA will have an additional amount of time to consummate the Proposed Business Combination. Without the Extension, HAIA would be forced to liquidate.

Our Board believes that in order for us to potentially consummate the Proposed Business Combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders HAIA’s Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes, calculated as of two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On __, 2025, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] million as of [*], 2025 (including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes), divided by the total number of then issued and outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its taxes two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Ordinary Shares on OTC on [*], 2025 was $[*]. HAIA cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. HAIA believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if HAIA does not complete a business combination on or before the Termination Date.

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Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HAIA’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HAIA’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to HAIA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to HAIA’s transfer agent at least two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Proposal requires a special resolution under Cayman Islands law, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Class A Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Class B Shares”), which include the 5,390,599 Class A Shares  and one Class B Share held by the Sponsor and the initial investors (the “Initial Shareholders”) who purchased Class B Shares at the time of the IPO  (such shares referred to as the “Founder Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares.”

Approval of the  Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve Extension Proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Record holders of Public Shares and Founder Shares at the close of business on April 7, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 5,789,786 Class A Shares issued and outstanding and one Class B Share issued and outstanding. HAIA’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, HAIA urges you to read this material carefully and vote your shares.

This proxy statement is dated [*], 2025 and is first being mailed to shareholders on or about that date. By Order of the Board of Directors of Healthcare AI Acquisition Corp.

/s/ Jiande Chen

Jiande Chen

Chairman of the Board

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect HAIA’s current views with respect to, among other things, HAIA’s capital resources and results of operations. Likewise, HAIA’s financial statements and all of HAIA’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect HAIA’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. HAIA does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	HAIA’s ability to complete the Proposed Business Combination, including approval by the shareholders of HAIA;

•	the anticipated benefits of the Proposed Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares, Founder Shares and other securities of HAIA;

•	the use of funds not held in the Trust Account or available to HAIA from interest income on the Trust Account balance.

While forward-looking statements reflect HAIA’s good faith beliefs, they are not guarantees of future performance. HAIA disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause HAIA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in HAIA’s final prospectus filed with the SEC on December 13, 2021 in connection with HAIA’s initial public offering, as amended by other reports HAIA filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to HAIA (or to third parties making the forward-looking statements).

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

HAIA is a blank check company incorporated under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from HAIA’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

HAIA believes that it is in the best interests of HAIA and its shareholders to continue HAIA’s existence until the Extended Date, if necessary, in order to allow HAIA additional time to complete a business combination and is therefore holding this Extraordinary General Meeting. HAIA intends to hold a Business Combination Extraordinary General Meeting to approve a business combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on _, 2025, at 9:00 a.m., New York Time at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, NY 10154. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at [www.cleartrustonline.com/haia.]

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.

You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	HAIA shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1 - Extension Proposal – To approve, as a special resolution, an amendment to HAIA’s Articles of Association  as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination from May 14, 2025 to October 14, 2025 (each month so extended, the “Extended Date”) by depositing into the trust account [$*] per month. This proposal is referred to as the “Extension Proposal”);

•

Proposal No. 2 - Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

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Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension is implemented and one or more HAIA shareholders elect to redeem their Public Shares pursuant to the Redemption, HAIA will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account two business days prior to the initially scheduled date of the Extraordinary General Meeting with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for HAIA’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Proposal is not approved, HAIA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HAIA’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HAIA’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to HAIA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 5,390,600 Founder Shares. There will be no distribution from the trust account with respect to HAIA’s warrants, which will expire worthless in the event HAIA dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on HAIA not obtaining the necessary votes for approving the Extension Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient tabulated votes in support of the Extension. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Q.	Why is HAIA proposing the Extension Proposal?

A.

The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Proposal, and, if necessary, the Adjournment Proposal, is to allow HAIA additional time to complete the Proposed Business Combination pursuant to a Business Combination Agreement, as more fully described in this proxy statement.

The Board believes that it is in the best interests of HAIA and its shareholders that the Extension be obtained so that HAIA will have an additional amount of time to consummate the Proposed Business Combination. Without the Extension, HAIA will not be able to complete the Proposed Business Combination on or before the Termination Date, and would be forced to liquidate.

HAIA believes that given HAIA’s expenditure of time, effort and money on the Proposed Business Combination, circumstances warrant ensuring that HAIA is in the best position possible to consummate the Proposed Business Combination and that it is in the best interests of HAIA and its shareholders that HAIA obtain the Extension. HAIA believes that the Proposed Business Combination will provide significant benefits to its shareholders.

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You are not being asked to vote on a business combination at the Extraordinary General Meeting. The vote by HAIA shareholders on a business combination will occur at an extraordinary general meeting of HAIA shareholders, to be held on at a later date, and the solicitation of proxies from HAIA shareholders in connection with such separate business combination extraordinary general meeting, and the related right of HAIA shareholders to redeem in connection with a business combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), will be the subject of a separate proxy statement/ prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Proposal is not approved by HAIA shareholders, HAIA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient tabulated votes in support of the proposals. If the Adjournment Proposal is not approved by HAIA shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or where the board of directors of the Company decide that it is otherwise necessary. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A HAIA shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a HAIA’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Proposal?

A.

HAIA believes its shareholders will benefit from HAIA consummating the Proposed Business Combination and is proposing the Extension Proposal to extend, by resolution of the Board, the date by which HAIA has to complete an initial business combination until the Extended Date. The Extension would give HAIA additional time to complete the Proposed Business Combination.

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The Board believes that it is in the best interests of HAIA and its shareholders and HAIA that the Extension be obtained so that HAIA will have an additional amount of time to consummate the Proposed Business Combination. Without the Extension, HAIA will not be able to complete the Proposed Business Combination on or before the Termination Date, and would be forced to liquidate.

HAIA believes that given HAIA’s expenditure of time, effort and money on the Proposed Business Combination, it is in the best interests of HAIA and its shareholders that HAIA obtain the Extension. HAIA believes the Proposed Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by HAIA shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or where the Board decides that it is otherwise necessary.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised HAIA that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Proposal and, if necessary, the Adjournment Proposal.

Founder Shares, represent approximately ninety  three percent (93%) of HAIA’s issued and outstanding Ordinary Shares. The initial shareholders and their affiliates are not entitled to redeem any Founder Shares in connection with the Extension Proposal. On the Record Date, the Sponsor, together with the Initial Shareholders, beneficially owned and were entitled to vote an aggregate of 5,390,600 Founder Shares, representing approximately ninety three percent (93%) of HAIA’s issued and outstanding Ordinary Shares.

Q.	What if I do not want to vote “FOR” the Extension Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

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If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Proposal.

If the Extension Proposal is approved, and the Board does not believe that it is otherwise necessary, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Proposal is not approved?

A.

If there are insufficient votes to approve the Extension Proposal, HAIA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient tabulated votes in support of the Extension.

If the Extension Proposal is not approved at the Extraordinary General Meeting or at any adjournment, HAIA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HAIA’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HAIA’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to HAIA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the initial shareholders of HAIA waived their rights to participate in any liquidation distribution with respect to the 5,390,600 Founder Shares. There will be no distribution from the Trust Account with respect to HAIA’s warrants, which will expire worthless in the event HAIA dissolves and liquidates the Trust Account.

Q.	Am I able to exercise my redemption rights in connection with the Proposed Business Combination?

A.

If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a business combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a business combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Proposal does not affect your right to elect to redeem your Public Shares in connection with a business combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a business combination on or before the date that is two business days prior to the initially scheduled date of the Extraordinary General Meeting of HAIA shareholders to vote on a business combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Proposal?

A.	Yes. Whether you vote for or against the Extension Proposal you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

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Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•

sending a later-dated, signed proxy card addressed to ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, FL 33558, Attn: HAIA Acquisition Corp., so that it is received on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via telephone during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to HAIA’s Secretary, which must be received by HAIA’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. HAIA believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of HAIA shareholders necessary to hold a valid meeting.

One or more shareholders who together hold at least a majority of the issued and outstanding shares in HAIA entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you were a holder of record of Ordinary Shares on April 7, 2025, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on ______, 2025.

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Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting www.cleartrustonline.com/haia and entering the voter control number included on your proxy card.

Voting by Telephone. Visit www.cleartrustonline.com/haia for detailed instructions..

Q.	Does the Board recommend voting “FOR” the approval of the Extension Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Proposal, the Board has determined that the Extension Proposal is in the best interests of HAIA and its shareholders. The Board unanimously recommends that HAIA shareholders vote “FOR” the Extension Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of HAIA and its shareholders. The Board unanimously recommends that HAIA shareholders vote “FOR” the the Adjournment Proposal.

Q.	What interests do HAIA’s directors and officers have in the approval of the Extension Proposal?

A.

HAIA’s directors and officers have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of HAIA Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Proposal?

A.	No. There are no appraisal rights available to HAIA shareholders in connection with the Extension Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.

No. The holders of public warrants issued in connection with the IPO (a one-half warrant to purchase one Class A Share was included in the units sold in the IPO) each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

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If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You should read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.

In connection with the Extension Proposal, and contingent upon the effectiveness of the implementation of the Extension, HAIA shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the initially scheduled date of the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated December 9, 2021, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on ___, 2025 (two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), (i) submit a written request to the Trustee, that HAIA redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of HAIA’s transfer agent is listed under the question “Who can help answer my questions?” below. HAIA requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to HAIA’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and HAIA’s transfer agent will need to act to facilitate the request. It is HAIA’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because HAIA does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with HAIA’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

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HAIA shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to HAIA shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

HAIA will pay the cost of soliciting proxies for the Extraordinary General Meeting. HAIA has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. HAIA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of HAIA may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

ClearTrust LLC

16540 Pointe Village Dr,

Suite 205, Lutz, FL 33558.

Or visit

www.cleartrustonline.com/haia

for detailed instructions.

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You may also contact Healthcare AI Acquisition Corp.

Jiande Chen

Chief Executive Officer

Email: jiandechen@haia-corp.com

You may also contact the proxy solicitor for HAIA at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Email: ksmith@advantageproxy.com

To obtain timely delivery, HAIA shareholders must request the materials no later than ___________ 2025, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about HAIA from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on ___________ 2025 (two business days prior to the initially scheduled date of the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF HAIA SHAREHOLDERS

This proxy statement is being provided to HAIA shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of HAIA shareholders to be held on ___________, 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about ___________ 2025 to all shareholders of record of HAIA as of April 7, 2025, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9: 00 a.m., New York Time, on ___________ 2025 at the offices of Loeb & Loeb LLP, 345 Park Avenue. New York NY 10154  You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia.  The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

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Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, HAIA shareholders will consider and vote on the following proposals:

•

Proposal No. 1 - Extension Proposal - To approve, as a special resolution, an amendment to HAIA’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time by special resolution of the Company, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination on a month-to-month basis, to October 14, 2025 (each month so extended, the “Extended Date”) by depositing into the trust account [$*] for each one month extension, (each such extension, an “Extension”). This proposal is referred to as the “Extension Proposal”);

•

Proposal No. 2 - Adjournment Proposal - To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal or where the board of directors of the Company determine that it is otherwise necessary. The Adjournment Proposal may be presented as the first proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal l will not be submitted to the Extraordinary General Meeting for a vote.

Voting Power; Record Date

As a shareholder of HAIA, you have a right to vote on certain matters affecting HAIA. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on April 7, 2025, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 5,789,786 Class A Shares issued and outstanding and one Class B Share issued and outstanding, of which 5,390,599 Class A Shares and the Class B Share are Founder Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold at least a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Proposal.

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It is possible that HAIA will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Proposal is approved. If HAIA fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Proposal is approved, HAIA will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are an HAIA shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on ________, 2025.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting www.cleartrustonline.com/haia and entering the voter control number included on their proxy card.

Voting by Telephone. Visit www.cleartrustonline.com/haia for detailed instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from HAIA. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

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After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to spacredemptions@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

Email: spacredemptions@continentalstock.com

You will receive a confirmation of your registration by email after HAIA receives your registration materials. You may attend the Extraordinary General Meeting by visiting www.cleartrustonline.com/haia and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. HAIA encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, NY 10154, at 9:00 a.m. New York Time, ___________ 2025. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify HAIA in writing to HAIA Acquisition Corp., c/o ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, FL 33558 before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

HAIA intends to hold a Business Combination Extraordinary General Meeting to approve a business combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, visit www.cleartrustonline.com/haia for detailed instructions.

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Redemption Rights

In connection with the Extension Proposal and contingent upon the effectiveness of the Extension Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before 5:00 p.m., New York Time on ___________ 2025, two business days prior to the initially scheduled date of the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that HAIA redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days prior to the initially scheduled date of the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the initially scheduled date of the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of ___________, 2025. Prior to their exercising Redemption rights, HAIA shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of HAIA, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Proposal is not approved and the Sponsor does not elect to extend the Termination Date, HAIA will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of HAIA’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Proposal does not affect the right of HAIA shareholders to elect to redeem their Public Shares in connection with the Proposed Business Combination, which is a separate and additional redemption right available to HAIA shareholders.

Appraisal Rights

There are no appraisal rights available to HAIA shareholders in connection with the Extension Proposal.

Proxy Solicitation Costs

HAIA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. HAIA has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. HAIA and its directors, officers and employees may also solicit proxies on the Internet. HAIA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

HAIA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. HAIA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to HAIA shareholders. Directors, officers and employees of HAIA who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in the Proposed Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•

If the Extension Proposal is approved, the Company shall have until October 14, 2025 to consummate a business combination by depositing into the trust account [$*] for each one-month Extension, such payment as a loan to the Company (each loan being referred to herein as a “Contribution”) for each one-month Extension, commencing on the 14th day of each Extension. If the Extension Proposal, is not approved, HAIA will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding HAIA Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, liquidate and dissolve. In such event, the Founder Shares held by the Initial Shareholders and the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[*] based upon the closing price of $[*] per share on OTC on [*], 2025.

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•

Simultaneously with the consummation of the IPO, HAIA consummated the private sale of 11,124,960 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $11,124,960. Each private placement warrant is identical to the warrants included in the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $[*] based upon the closing per warrant price of $[*] on OTC on [*], 2025. The private placement warrants, including the underlying Class A Ordinary Shares, will become worthless if HAIA does not consummate a business combination by May 14, 2025 (or up to October 14, 2025 if approved by HAIA shareholders to amend the Articles of Association, to such Extended Date).

•

The Sponsor has issued to HAIA working capital loans in an aggregate amount of $447,174, as of December 31, 2024. In the event that the Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. All unpaid amounts would be forfeited.

•

The Initial Shareholders and the Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, initial shareholders including the Sponsor purchased 5,390,600 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.004 per share.

•

If HAIA is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $[*], comprised of (a) $[*] representing the market value of Founder Shares, and (b) $[*] representing the market value of private placement warrants held by the Initial Shareholders. The Initial Shareholders and the Sponsor have indirect economic interests in the private placement warrants and in the Founder Shares.

•	The Sponsor and the Initial Shareholders have agreed not to redeem any Public Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

•

The Sponsor and the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if HAIA fails to complete an initial business combination by May 14, 2025 (or such later date that may be approved by HAIA shareholders, or October 14, 2025, the Extended Date, if the Extension Proposal is approved).

•	The continued indemnification of current directors and officers of HAIA and the continuation of directors’ and officers’ liability insurance after a business combination.

Additionally, if the Extension Proposal is not approved and HAIA consummates an initial business combination, the officers and directors of HAIA may have additional interests as described in the proxy statement/prospectus for such transaction.

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RISK FACTORS

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that any transaction qualifying as the Proposed Business Combination will be consummated prior to the Extended Date (as defined below). Our ability to consummate the Proposed Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, we expect to seek shareholder approval of the Proposed Business Combination prior to the Extended Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Proposal. Even if the Extension is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Proposed Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extraordinary General Meeting and the Proposed Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

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We will not complete the Business Combination with a U.S. target company and such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain of our directors are citizens of countries other than the United States. In addition, Holdco, the company with which we entered into the Business Combination Agreement, is a Cayman Islands exempted company with operations in Singapore and certain of its directors are citizens of countries other than the United States. While we believe that the nature of HAIA’s business, and the nature of the businesses of Holdco should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Proposed Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Proposed Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by May 14, 2025 (or such later date as may be approved by the HAIA Shareholders in an amendment to the HAIA Charter) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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PROPOSAL NO. 1 – THE EXTENSION PROPOSAL

Overview

HAIA is proposing to amend, by special resolution, its Articles of Association to extend the date by which HAIA must consummate a business combination on a month-to-month basis, by depositing into the Trust Account a Contribution of [$*] per month,  so as to give HAIA additional time to complete the Proposed Business Combination. The text of the proposed special resolution is set forth as the first resolution in Annex A to this proxy statement.

Our Sponsor has indicated that if the Extension Proposal is approved, the Sponsor will contribute [$*]  per month to extend the time to complete the Proposed Business Combination until October 14, 2025 on a month-to-month basis, commencing on the 14th day of each monthly Extension until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve its initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

The Company intends to deposit each contribution in the Trust Account within three business days of the beginning of the Extension which such Contribution relates to. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate an initial business combination for an additional Extension. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Articles. The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate the Proposed Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Articles in the event that the Extension Proposal is not approved.

The Board believes that it is in the best interests of HAIA and its shareholders that the Extension be obtained so that HAIA will have an additional amount of time to consummate the Proposed Business Combination because HAIA will be required to dissolve if the Extension Proposal is not approved and the currently required extension payments are not made. Without the Extension, HAIA will not be able to complete the Proposed Business Combination on or before the Termination Date, and would be forced to liquidate. HAIA intends to hold a Business Combination Extraordinary General Meeting at a future date to approve the Proposed Business Combination.

Articles of Association

HAIA believes that given HAIA’s expenditure of time, effort and money on the Proposed Business Combination, circumstances warrant ensuring that HAIA is in the best position possible to consummate the Proposed  Business Combination and that it is in the best interests of HAIA and its shareholders that HAIA obtain the Extension. HAIA believes the Proposed Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

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On [*], 2025, the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] million  as of ___, 2025 (including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes), divided by the total number of then issued and outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its taxes two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Public Shares on OTC on [*] 2025 was $[*]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[*] more/less per share than if the Public Shares were sold in the open market. HAIA cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. HAIA believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if HAIA does not complete the Proposed Business Combination on or before the Termination Date.

Reasons for the Extension Proposal

HAIA has determined that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to extend the date by which it has to consummate a business combination on a month-to-month basis, to October 14, 2025, by depositing into the trust account  [$*] per month because HAIA will be required to dissolve if the Extension Proposal is not approved and the currently required extension payments are not made.

The Articles of Association currently provide that HAIA has until May 14, 2025, the current Termination Date, to complete an initial business combination. HAIA and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless HAIA provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. Without the Extension, HAIA will not be able to complete the Proposed Business Combination on or before the Termination Date and would be forced to liquidate.

Our Board believes that in order for us to potentially consummate the Proposed Business Combination, we will need to obtain the Extension because HAIA will be required to dissolve if the Extension Proposal is not approved and the currently required extension payments are not made.

The Extension Proposal is essential to allowing HAIA additional time to consummate the Proposed Business Combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

HAIA believes that it is in the best interests of HAIA and its shareholders that HAIA obtain the Extension in order to complete the Proposed Business Combination, which will provide significant benefits to its shareholders.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved, HAIA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HAIA’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HAIA’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to HAIA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

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The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,390,600 Founder Shares, which includes one Class B Share. There will be no distribution from the Trust Account with respect to HAIA’s warrants, which will expire worthless in the event HAIA dissolves and liquidates the Trust Account.

If the Extension Proposal is Approved

If the Extension Proposal is approved, HAIA intends to amend the Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. HAIA will then continue to attempt to consummate a business combination until the Extended Date. HAIA will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a business combination at the Extraordinary General Meeting. The vote by HAIA shareholders on a business combination will occur at a separate business combination Extraordinary General Meeting of HAIA shareholders, to be held at a later date, and the solicitation of proxies from HAIA shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of HAIA shareholders to redeem in connection with a business combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HAIA to pay its income taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before two business days prior to the initially scheduled date of the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that HAIA redeem your Public Shares for cash to the Trustee, at the following address:

and

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: SPAC Redemption Team

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days prior to the initially scheduled date of the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

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Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the initially scheduled date of the Extension Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by HAIA’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of ___, 2025. Prior to their exercising redemption rights, HAIA shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be issued and outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of HAIA, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

HAIA will not consummate an initial business combination on or before the Termination Date, so if the Extension Proposal is not approved, HAIA will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of HAIA’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Proposal does not affect the right of HAIA shareholders to elect to redeem their Public Shares in connection with the Proposed Business Combination, which is a separate and additional redemption right available to HAIA shareholders. Shareholders of HAIA seeking to exercise their redemption rights in connection with the Proposed Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to a Business Combination Extraordinary General Meeting.

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Vote Required for Approval

The approval of the Extension Proposal requires a special resolution under the laws of the Cayman Islands, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

As of the date hereof, the Initial Shareholders own approximately 93% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Proposal is set forth as the first resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT HAIA SHAREHOLDERS VOTE “FOR” THE EXTENSION PROPOSAL.

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PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to HAIA shareholders in the event, based on the tabulated votes, there are not sufficient tabulated votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board deems it otherwise necessary. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and none of the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by HAIA shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient tabulated votes at the time of the Extraordinary General Meeting to approve the Extension Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is a resolution passed by a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

As of the date hereof, the Initial Shareholders own approximately 93% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT HAIA SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BUSINESS OF HAIA AND CERTAIN INFORMATION ABOUT HAIA

General

HAIA is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 14, 2021, the Company consummated the IPO of 21,562,401 HAIA Units, at $10.00 per Unit, generating gross proceeds of $215,624,010. Each Unit consisted of One Class A Ordinary Share and one-half of one redeemable warrant, each whole warrant exercisable to purchase one Class Ordinary Share at a share price of $11.50 per share. Simultaneously with the consummation of the IPO, HAIA consummated the private sale of 11,124,960 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $11,124,960. Each private placement warrant is identical to the warrants included in the units sold in IPO. A total of $219,936,490 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in a Trust Account.

On June 8, 2023, HAIA entered into a share purchase agreement in connection with the transfer from HAIA Acquisition, LLC, the initial sponsor (the “Initial Sponsor”) to Atticus Ale, LLC (the “Sponsor”) of 3,184,830 Founder Shares (the “Transfer”) which Transfer closed on June 12, 2023 (the “Sponsor Handover”), on which date an amendment to the Letter Agreement was approved to allow the transfer of Class B ordinary shares of HAIA, $0.0001 par value per share (“Founder Shares” or “Class B Shares”) to Class A Shares, on a one-for-one basis, by its Insiders, including the Sponsor, at any time prior to closing of business combination. On June 12, 2023, HAIA approved a special resolution to the Articles of Association to extend the time to consummate a business combination until June 14, 2024, on a month-to-month basis by depositing $50,000 into HAIA’s trust account for each one-month extension, up to twelve (12) times (the “New Extensions”). In addition, the Company entered into an agreement whereby at the time of the initial business combination, the Initial Sponsor will surrender for cancelation 11,124,960 Private Placement Warrants  (the “Private Placement Warrants”) purchased at the time of the IPO pursuant to a Private Placement Warrants  Purchase Agreement, dated December 9, 2021 (allowing the holder to acquire Class A Ordinary Shares of the Company, par value $0.0001 per share, referred to as the “Class A Shares”) in exchange for the Company issuing to the Initial Sponsor 500,000 Class A Shares.

Following the Sponsor Handover, 19,824,274 shares were redeemed by public shareholders for $10.54 per share. As a result, $208,992,255 was removed from HAIA’s trust account to pay such shareholders. In connection with the Sponsor Handover, Citigroup Global Markets Inc. and Jefferies LLC, waived their respective entitlement to the payment of any Deferred Discount (as such term is defined therein) to be paid under the terms of Section 2(c) and Section 5(bb) of the Underwriting Agreement dated December 9, 2021.

On June 29, 2023, HAIA issued an aggregate of 5,390,599 shares of its Class A Shares to the holders of HAIA’s Class B ordinary shares upon the conversion of an equal number of Class B Shares. The Class B Shareholders include Initial Sponsor, Sponsor, and four Initial Shareholders. The 5,390,599 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Business Combination as described in the prospectus for our initial public offering. Following the Conversion, there were one (1) Class B Share issued and outstanding.

On August 11, 2023, HAIA approved a special resolution to amend the Articles of Association to extend the time to consummate a business combination until December 14, 2024 with no further payments to the Trust Account.  In connection with the shareholders’ vote at the extraordinary meeting of Shareholders held by HAIA on August 11, 2023, 1,146,276 shares were tendered for redemption. As a result, approximately $12,302,385 (approximately $10.73 per share) was removed from HAIA’s Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of HAIA since that date. Following redemptions, the Company had 5,982,450 Class A Shares outstanding (including 591,851 Public Shares), and one Class B Share outstanding.

 On November 26, 2024, at the HAIA General  Annual Meeting, HAIA shareholders approved a special resolution to amend the Articles of Association to extend the time to consummate a business combination from December 14, 2024 until June 14, 2025, on a month-to-month basis by depositing $0.03 per unredeemed share into the Trust Account.  In connection with the General Annual Meeting, 192,664 shares were tendered for redemption. As a result, approximately $2,235,721.75 (approximately $11.60 per share) was removed from HAIA’s Trust Account to pay such holders. Following redemptions, the Company has 5,789,786 HAIA Class A Shares outstanding (including 399,187 Public Shares), and one HAIA Class B Share outstanding As of [*], 2025 there is approximately $[*] million remaining in HAIA’s Trust Account.

On December 10, 2024, HAIA received a Notice from Nasdaq stating that HAIA did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities were subject to delisting. HAIA’s registration statement, filed in connection with HAIA’s IPO, became effective on December 09, 2021. Pursuant to IM-5101-2, HAIA must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Business Combination was not consummated  by December 09, 2024, HAIA did not comply with IM-5101-2, and its securities were suspended from trading on Nasdaq at the opening of business on December 17, 2024.

As a result, HAIA Class A ordinary shares, Units and Warrants have been trading on the OTC since December 17, 2024 under the symbols “HAIAF,” “HAIUF” and “HAIWF” respectively.

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The Proposed Business Combination

On August 15, 2024, the Company entered into a “Business Combination Agreement” with Leading Partners Limited, (or “Holdco”), and Leading Group Limited (“Leading Group”), an independent insurance channel specialist in the People’s Republic of China.

In connection with the Business Combination  Agreement provides that, among other things and upon the terms and subject to the conditions thereof, Holdco has formed (a) Merger Sub I, a Cayman Islands exempted company with limited liability as a direct wholly-owned subsidiary of Holdco, and (b) Merger Sub II, a Cayman Islands exempted company as a direct wholly-owned subsidiary of Holdco  whereby: (i) Merger Sub I will merge with and into Leading Group (the “Leading Group Merger”), the separate existence of Merger Sub I will cease and Leading Group will be the surviving corporation of Leading Group Merger and a direct wholly-owned subsidiary of Holdco (Leading Group is hereinafter referred to for the periods from and after Leading Group Merger Effective Time (as defined below) as the “Surviving Corporation”), and (ii) following confirmation of the effective filing of Leading Group Merger but on the same day, Merger Sub II will merge with and into the Company (the “HAIA Merger” and together with Leading Group Merger, the “Mergers”), the separate existence of Merger Sub II will cease and HAIA will be the surviving corporation of the HAIA Merger and a direct wholly-owned subsidiary of Holdco. Upon Leading Group Merger Effective Time, the holders of Leading Group Shares (as defined below) will receive Class A ordinary shares of Holdco, par value $0.0001 per share (“Holdco Class A Ordinary Shares”) in accordance with the Business Combination Agreement, the parties’ respective Governing Documents (as set forth in the Business Combination Agreement), and upon the HAIA Merger Effective Time (as defined below), the holders of HAIA Ordinary Shares (as defined below) will receive Holdco Class A Ordinary Shares.

Leading Group Merger will become effective (the “Leading Group Merger Effective Time”) at the time specified in the certificate of merger issued by the Cayman Islands Registrar of Companies after the plan of merger and other documents required under the Cayman Companies Act shall be filed to the Registrar of Companies of the Cayman Islands. The HAIA Merger will become effective (the “HAIA Merger Effective Time”) at the time specified in the certificate of merger issued by the Cayman Islands Registrar of Companies after the plan of merger and other documents required under the Cayman Companies Act shall be filed to the Registrar of Companies of the Cayman Islands.

Consideration and Structure

Under the Business Combination Agreement, at the HAIA Merger Effective Time, each HAIA Unit that is outstanding immediately prior to the HAIA Merger Effective Time (each “HAIA Unit” being comprised of one Class A ordinary share of HAIA, par value $0.0001 per share, referred to as the “HAIA Class A Shares,” and one half of a warrant, each whole warrant enabling the holder thereof to purchase one Class A Share at a price of $11.50 per share, such warrants being referred to as the “HAIA Public Warrants”)  shall be automatically detached and the holder thereof shall be deemed to hold one HAIA Class A Share and one-half of a HAIA Public Warrant.  The Class B ordinary share, par value $0.0001 per share (the “Class B Share”) of HAIA, shall automatically convert into one Class A share upon the consummation of the HAIA Merger (The Class B Share and the Class A Shares are together referred to as “HAIA Ordinary Shares”).

Each HAIA Ordinary Share that is issued and outstanding immediately prior to the HAIA Merger Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive one newly issued Holdco Class A Ordinary Share, and without any action on the part of any holder of a HAIA Public Warrant, every HAIA Public Warrant issued and outstanding immediately prior to the HAIA Merger Effective Time shall, pursuant to the Warrant Agreement and the Warrant Assignment Agreement (as such terms are defined in the Business Combination Agreement), automatically and irrevocably be modified to provide that such HAIA Public Warrant shall no longer entitle the holder thereof to purchase the number of HAIA Ordinary Shares set forth therein and in substitution thereof and rather that such HAIA Warrant shall entitle the holder thereof to acquire such equal number of Holdco Class A Ordinary Shares (each, an “Assumed Warrant”).  Each Assumed Warrant shall have and be subject to the terms and conditions set forth in the Warrant Assignment Agreement. In addition, the 11,124,960 Private Placement Warrants  purchased by the initial sponsor at the time of HAIA’s initial public offering, will be cancelled in exchange for 500,000 Holdco Class A Ordinary Shares.

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Leading Group equityholders that hold ordinary shares of Leading Group (the “Leading Group Shares”) will receive an aggregate of 43,000,000 Holdco Class A Ordinary Shares derived by dividing (a) the purchase price $430,000,000, by (b) $10.00 (the “Aggregate Merger Consideration”) in exchange for all of Leading Group’s “Fully-Diluted Leading Group Shares” which means the sum of the total number of outstanding Leading Group Shares as of immediately prior to Leading Group Merger Effective Time (the “Closing”).

The Company may enter into agreements with one or more shareholders pursuant to which such shareholders will agree not to redeem all or a portion of their public shares in connection with the Extension Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of its affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[*] per share, based on the amounts held in the Trust Account as of [*], 2025; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or any of its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the shareholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such public shares; and (v) the number of public shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company shares purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of HAIA’s Public Shares and Founder Shares as of April 7, 2025 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of HAIA’ Public Shares and Founder Shares, by:

•	each person known by HAIA to be the beneficial owner of more than 5% of HAIA’s issued and outstanding Ordinary Shares or Founder Shares;

•	each of HAIA’ executive officers and directors that beneficially owns shares of HAIA’s Ordinary Shares or Founder Shares; and

•	all HAIA’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

	Class B ordinary shares		Class A ordinary shares
Name of Beneficial Owners	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control(6)
Atticus Ale LLC(1)	1	100%	3,184,830	55%	55%
All officers and directors as a group (five individuals)	0	—%		%	%
Healthcare AI Acquisition LLC(2)(3)(4)(5)	—	—	2,105,770	36%	36%
Meteora Capital, LLC(6)			301,419	5.21%	5.21%

___________________

*	Less than one percent.

(1)

The business address is 8, the Green Ste 15614, Dover DE 19901. Interests shown consist solely of founder shares of 3,184,829 Class A Shares that were converted on a one-for-one basis on June 29, 2023, plus one B Share. The shares reported above are held in the name of Atticus Ale LLC,  our Sponsor.

(2)	Interests shown consist solely of founder shares, which were converted to Class B ordinary shares on June 29, 2023, on a one-for-one basis.
(3)	The shares reported above are held in the name of HAIA Acquisition LLC, our initial Sponsor, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.
(4)	Excludes 500,000 Class A ordinary shares which may be issued by cancellation of the 11,234,960 private placement warrants upon consummation of a business combination.
(5)	The voting rights have been assigned to the Sponsor in connection with the Sponsor Handover.
(6)

Meteora Capital, LLC, a Delaware limited liability company ("Meteora Capital") with respect to the Common Stock (as defined in Item 2(d)) held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the "Meteora Funds"); Vik Mittal, who serves as the Managing Member of Meteora Capital, with respect to the Common Stock held by the Meteora Funds may be deemed to have beneficial ownership and control over these securities. The address is 1200 N Federal Hwy, #200, Boca Raton FL 33432 as reported on Form 13G on February 18, 2025.

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HOUSEHOLDING INFORMATION

Unless HAIA has received contrary instructions, HAIA may send a single copy of this proxy statement to any household at which two or more shareholders reside if HAIA believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce HAIA’s expenses. However, if shareholders prefer to receive multiple sets of HAIA’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of HAIA’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact HAIA at the following address and e-mail address:

Healthcare AI Acquisition Corp.

c/o ClearTrust LLC

16540 Pointe

Village Dr, Suite

205, Lutz

FL 33558

Visit www.cleartrustonline.com/haia for detailed instructions.

Or contact

Jiande Chen

Chief Executive Officer

Email: jiandechen@haia-corp.com

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

HAIA files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. HAIA’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of HAIA’s filings with the SEC (excluding exhibits) at no cost by contacting HAIA at the address and/or telephone number below.

If you would like additional copies of this proxy statement or HAIA’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact HAIA at the following address and e-mail address:

ClearTrust LLC

16540 Pointe

Village Dr, Suite

205, Lutz

FL 33558

Visit www.cleartrustonline.com/haia

Or contact

Jiande Chen

Chief Executive Officer

Email: jiandechen@haia-corp.com

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You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from HAIA’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an HAIA’s shareholder and would like to request documents, please do so by _______, 2025, five business days prior to the initially scheduled date of the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from HAIA, such documents will be mailed to you by first class mail or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION OF

HEALTHCARE AI ACQUISITION CORP.

The Extension Proposal

“RESOLVED, as a special resolution, THAT:

The text of Article 163 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

(a) Notwithstanding any other provisions of the Articles, the Company shall consummate a Business Combination by May 14, 2025, provided however that if the board of Directors anticipates that the Company may not be able to consummate a Business Combination by May 14, 2025, the Company may, without the need for any further approval of the Members, extend the period of time to consummate a Business Combination up to five times, on a month-to-month basis until October 14, 2025 (each month so extended, the “Extended Date”), by depositing into the trust account $[*] per month (the “Extended Period”). In the event that (x) the Company does not consummate a Business Combination by May 14, 2025 or (in the case of up to five valid extensions of an additional one month) October 14, 2025, or (y) the board of Directors determines in its sole discretion to no longer seek an initial Business Combination, whichever is earlier, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

(b) If any amendment is made to Article 163(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination by depositing into the trust account  $[*] per month for each Extended Period until the Extended Date, or with respect to any other provision relating to the rights of holders of our Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue.

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FORM OF PROXY CARD

HEALTHCARE AI ACQUISITION CORP.

418 Broadway #6434, Albany NY 12207

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHCARE AI ACQUISITION CORP.

The undersigned hereby appoints Jiande Chen as proxy (the “Proxy”), with full power to act and with the power to appoint a substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all ordinary shares of Healthcare AI Acquisition Corp. (“HAIA”) held of record by the undersigned on April 7, 2025, at the Extraordinary General Meeting of Shareholders (“Extraordinary General Meeting of Shareholders”) to be held on _________, 2025, or any postponement or adjournment thereof. The Extraordinary General Meeting of Shareholders will be held will be held at 9:00 a.m. Eastern Time, on _________, 2025, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and www.cleartrustonline.com/haia virtually. To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges  receipt of the accompanying proxy statement and revokes all prior  proxies for the Extraordinary General Meeting of Shareholders.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE  DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR  PROXIES  GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

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PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 4 BELOW. THE HAIA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)

Proposal No. 1 - Extension Proposal – To approve, as a special resolution, an amendment to HAIA’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time by special resolution of the Company) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination on a month-to-month basis, by depositing into the trust account $[*] per month for each monthly extension until October 14, 2025. A copy of the Amendment is attached to the proxy statement as Annex A.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(2)

Proposal No. 2 - The Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation there are not sufficient votes to approve the Extension Proposal, or (ii) where the board of directors of the Company has determined that it is otherwise necessary.

☐ FOR ☐ AGAINST ☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below ☐

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SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date
Address

Signature of Shareholder	Date
Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE  MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

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